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                                                                EXHIBIT 10(t)(i)

WOOLWORTH CORPORATION AND LOGO


Dale W. Hilpert
President
Chief Operating Officer
                                                              February 26, 1996



JOHN F. GILLESPIE

Title:                          Senior Vice President Human Resources

Base:                           $325,000 to be reviewed annually

Bonus:                          Threshold         Target            Max.
                                $37,500           $150,000          $262,000

                                Minimum Guaranteed Payment 4/97 $100,000

Stock Option:                   30,000 shares per year (Non-qualified)
                                3 years - 90,000 total

3-Year Long Term
Plan:                           Threshold         Target            Max.
                                $122,550          $490,000          $946,000

Medical Spending
Account:                        $5,000 per year

LTD Monthly Max:                $17,500

Life Insurance:                 1x base salary

Personal Financial Planning:    $10,000 year 1/$6,000 thereafter
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SERP:                               The Supplemental Cash Balance Plan provides
                                    credit in addition to the Qualified Cash
                                    Balance Plan subject to Certain non-compete covenants. The "target" annual credit will be 8% of combined salary and annual bonus. The 8% target will be modified up or down based on annual Company performance. The minimum annual accrual will be 4% of combined salary and annual bonus, regardless of performance. The maximum annual accrual will be 12% of salary and bonus.

Signing Bonus:                      $175,000

Severance:                          One (1) year's base salary

Starting Time:                      30 days from signing or less

Other benefits:                     As previously provided



/s/ John F. Gillespie                       3/4/96
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     John F. Gillespie                               (Date)


/s/ Dale W. Hilpert/pap                     February 26, 1996
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                                                     (Date)